SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 21, 1998


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127                 13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


250 Vesey Street, World Financial Center,
North Tower, 17th Floor
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1998-FF2 (the "Certificates") . The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 25, 1998 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, Inc., as servicer, and The Chase Manhattan Bank, as trustee (the Trustee). On December 21, 1998 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 21, 1998, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    December 24, 1998              By:  /s/ Thomas Provenzano
                                        Thomas J. Provenzano
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         December 21, 1998.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 21, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1998-FF2
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           12/21/98                                                                                         PAGE #      1


-----------------------------------------------------------------------------------------------------------------------------------
                      ORIGINAL        BEGINNING                                       REALIZED                      ENDING
                     CERTIFICATE     CERTIFICATE     PRINCIPAL          INTEREST        LOSS        TOTAL         CERTIFICATE
  CLASS  CUSIP #       BALANCE         BALANCE     DISTRIBUTION     DISTRIBUTION     REDUCTION   DISTRIBUTION        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
    A   589929SA7  300,698,000.00  296,633,819.02  3,194,834.85     1,343,826.51         0.00    4,538,661.36     293,438,984.17
   M-1  589929SB5   20,918,000.00   20,918,000.00          0.00        99,807.41         0.00       99,807.41      20,918,000.00
   M-2  589929SC3   16,560,000.00   16,560,000.00          0.00        81,865.80         0.00       81,865.80      16,560,000.00
    B   589929SD1   10,459,000.00   10,459,000.00          0.00        61,341.79         0.00       61,341.79      10,459,000.00
   R-2     N/A           N/A          N/A          N/A                      0.00     N/A              N/A              N/A

-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL            348,635,000.00  344,570,819.02   3,194,834.85    1,586,841.51         0.00     4,781,676.36    341,375,984.17
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                        ORIGINAL     BEGINNING                                                   ENDING
                        NOTIONAL     NOTIONAL        PRINCIPAL      INTEREST       TOTAL         NOTIONAL
  CLASS   CUSIP #       BALANCE      BALANCE        DISTRIBUTION    DISTRIBUTION  DISTRIBUTION   BALANCE
--------------------------------------------------------------------------------------------------------------

   BB       N/A      21,795,000.00  20,414,177.68     829,153.88       93,564.98   922,718.86    19,585,023.80

--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000


                          PRINCIPAL     INTEREST       END. CERT.      PASS-THRU
  CLASS      CUSIP #    DISTRIBUTION  DISTRIBUTION      BALANCE          RATE

--------------------------------------------------------------------------------

    A       589929SA7     10.62472930   4.46902378    975.85944759   5.26094000%
   M-1      589929SB5      0.00000000   4.77136500   1000.00000000   5.54094000%
   M-2      589929SC3      0.00000000   4.94358722   1000.00000000   5.74094000%
    B       589929SD1      0.00000000   5.86497611   1000.00000000   6.81094000%
   BB          N/A        38.04330709   4.29295623    898.60168863   5.50000000%
   R-2         N/A           N/A          N/A             N/A           N/A
--------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                TOM PROVENZANO
                        THE CHASE MANHATTAN BANK - ASPG
                        450 WEST 33RD STREET, 15TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3246
                     ---------------------------------------

                           LITTON LOAN SERVICING, INC.
                                    SERVICER                                        (C) COPYRIGHT 1996, THE CHASE MANHATTAN BANK





 ----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1998-FF2
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           12/21/98                                                                                     PAGE #       2


--------------------------------------------------------------------------------
Class  Interest     Basis           Unpaid          Applied          Applied
         Carry       Risk          Realized         Realized         Realized
       Forward     Shortfall      Loss Amount      Loss Amount     Amortization
        Amount                                                        Amount
--------------------------------------------------------------------------------

  A      0.00        0.00             N/A              N/A              N/A
 M-1     0.00        0.00             0.00             0.00            0.00
 M-2     0.00        0.00             0.00             0.00            0.00
  B      0.00        0.00             0.00             0.00            0.00

--------------------------------------------------------------------------------


       Class X Distribution Amount                         0.00

       Interest Distribution Amount                1,586,841.51

       Principal Distribution Amount               3,194,834.85

       Monthly Excess Cashflow Amount                922,718.86

       Extra Principal Cashflow Amount                     0.00

       Monthly Excess Interest Amount                922,718.86

       Targeted Overcollateralization Amount       5,309,166.60

       Overcollateralization Amount                5,309,439.49

       Overcollateralization Deficiency                    0.00

       Overcollateral Release Amount                       0.00

       Servicing Compensation                        145,783.41

       Current Advances                            1,485,310.55



Mortgage Loan Information
       Loan Count                                                      2491
       Stated Principal Balance of the Mortgage Loans           346,685,423.66
       Weighted Average Remaining Term                              352.869
       Weighted Average Mortgage Rate                               9.0159%
       Aggregate Amount of Prepayments                            2,991,540.31
       Aggregate Amount of Realized Losses                             0.00
       Prepayment Interest Shortfall Amt not covered by servicer       0.00
       Relief Act Interest Shortfalls                                  0.00
       Extraordinary Trust Fund Expenses                               0.00
       Unpaid Principal Balance of a Substituted Loan                  0.00





Delinquency Information

       Delinquency                                     Principal
       Listing     Category     Number of Loans         Balance
                 ------------------------------------------------

                 30 days past due     101         12,978,998.10
                 60 days past due      50          4,657,107.54
                 90 + days past due    32          3,523,862.06
                 Loans in Foreclosure   0               0.00
                 Bankruptcy             1            197,331.37

                 ------------------------------------------------


       REO        Loan Number  Principal Balance    Book Value
       Information

                 ------------------------------------------------




                 ------------------------------------------------



       The Three-month Rolling Average of 60+              1.71%
       Day Delinquent Loan



                           LITTON LOAN SERVICING, INC.
                                    SERVICER                                        (C) COPYRIGHT 1996, THE CHASE MANHATTAN BANK

